Other Assets and Prepaid Expenses - Summary of Other Current Assets and Prepaid Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Prepaid Expense and Other Assets, Current [Abstract]
Tax credits	$ 33,042	$ 23,866
Prepaid expenses and advance to suppliers	31,553	3,473
Advertising paid in advance	1,934	383
Others	1,942	1,683
Total prepaid expense and other assets	$ 68,471	$ 29,405